SUPPLEMENT DATED DECEMBER 15, 2023 TO THE CURRENT
STATUTORY PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION FOR:
Invesco Active Allocation Fund
Invesco Advantage International Fund
Invesco AMT-Free Municipal Income Fund
Invesco Balanced-Risk Allocation Fund
Invesco Balanced-Risk Commodity Strategy Fund
Invesco California Municipal Fund
Invesco Charter Fund
Invesco Convertible Securities Fund
Invesco Core Bond Fund
Invesco Corporate Bond Fund
Invesco Developing Markets Fund
Invesco Discovery Mid Cap Growth Fund
Invesco Diversified Dividend Fund
Invesco Emerging Markets Local Debt Fund
Invesco Environmental Focus Municipal Fund
Invesco EQV Asia Pacific Equity Fund
Invesco EQV Emerging Markets All Cap Fund
Invesco EQV European Equity Fund
Invesco EQV European Small Company Fund
Invesco EQV International Equity Fund
Invesco EQV International Small Company Fund
Invesco Fundamental Alternatives Fund
Invesco Global Allocation Fund
Invesco Global Core Equity Fund
Invesco Global Focus Fund
Invesco Global Fund
Invesco Global Infrastructure Fund
Invesco Global Opportunities Fund
Invesco Global Real Estate Fund
Invesco Global Strategic Income Fund
Invesco Government Money Market Fund
Invesco Greater China Fund
Invesco Health Care Fund
Invesco High Yield Bond Factor Fund
Invesco High Yield Fund
Invesco High Yield Municipal Fund
Invesco Income Advantage International Fund
Invesco Income Allocation Fund
Invesco Income Fund
Invesco Intermediate Bond Factor Fund
Invesco Intermediate Term Municipal Income Fund
Invesco International Bond Fund
Invesco International Diversified Fund
Invesco International Small-Mid Company Fund
Invesco Limited Term California Municipal Fund
Invesco Limited Term Municipal Income Fund
Invesco Macro Allocation Strategy Fund
Invesco Main Street All Cap Fund®
Invesco Main Street Fund®
Invesco Main Street Mid Cap Fund®
Invesco Main Street Small Cap Fund®
Invesco MSCI World SRI Index Fund
Invesco Multi-Asset Income Fund
Invesco Municipal Income Fund
Invesco New Jersey Municipal Fund
Invesco Oppenheimer International Growth Fund
Invesco Pennsylvania Municipal Fund
Invesco Quality Income Fund
Invesco Real Estate Fund
Invesco Rising Dividends Fund
Invesco Rochester® AMT-Free New York Municipal Fund
Invesco Rochester® Limited Term New York Municipal Fund
Invesco Rochester® Municipal Opportunities Fund
Invesco Rochester® New York Municipals Fund
Invesco Select Risk: Conservative Investor Fund
Invesco Select Risk: Growth Investor Fund
Invesco Select Risk: High Growth Investor Fund
Invesco Select Risk: Moderate Investor Fund
Invesco Select Risk: Moderately Conservative Investor Fund
Invesco Short Duration Inflation Protected Fund
Invesco Short Term Bond Fund
Invesco Small Cap Equity Fund
Invesco Small Cap Growth Fund
Invesco SteelPath MLP Alpha Fund
Invesco SteelPath MLP Alpha Plus Fund
Invesco SteelPath MLP Income Fund
Invesco SteelPath MLP Select 40 Fund
Invesco Summit Fund
Invesco U.S. Government Money Portfolio
Invesco World Bond Factor Fund
(each, a “Fund”)
This supplement amends the Statutory Prospectus and Statement of Additional Information (“SAI”) for each of the above referenced funds and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Statutory Prospectus and SAI for each of the above referenced funds and retain it for future reference.
Statutory Prospectus:
1. The following information replaces in its entirety the information regarding Edward D. Jones & Co., L.P. under the heading “Shareholder Account Information – Initial Sales Charges (Class A Shares Only) – Class A Shares Sold Without an Initial Sales Charge –Financial Intermediary-Specific Arrangements” in the prospectus for each Fund:
Edward D. Jones & Co., L.P. (“Edward Jones”)
Policies Regarding Transactions Through Edward Jones
The following information has been provided by Edward Jones:
Effective on or after December 15, 2023, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as "shareholders") purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as "breakpoints") and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information ("SAI") or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Invesco funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
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Breakpoints
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Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.
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Rights of Accumulation (“ROA”)
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The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of Invesco Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups"). If grouping assets as a shareholder, this includes all share classes held on the Edward
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Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
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The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
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ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
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Letter of Intent (“LOI”)
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Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.
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If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.
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Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
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Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures.
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Shares purchased in an Edward Jones fee-based program.
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Shares purchased through reinvestment of capital gains distributions and dividend reinvestment. Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following:
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The redemption and repurchase occur in the same account.
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The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.
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Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
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Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
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Purchases of Class 529-A shares through a rollover from either another education savings plan or a security used for qualified distributions.
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Purchases of Class 529 shares made for recontribution of refunded amounts.
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Contingent Deferred Sales Charge ("CDSC") Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
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The death or disability of the shareholder.
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Systematic withdrawals with up to 10% per year of the account value.
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Return of excess contributions from an Individual Retirement Account (IRA).
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Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
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Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
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Shares exchanged in an Edward Jones fee-based program.
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Shares acquired through NAV reinstatement.
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Shares redeemed at the discretion of Edward Jones for Minimums Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts
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Initial purchase minimum: $250
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Subsequent purchase minimum: none
Minimum Balances
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Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
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A fee-based account held on an Edward Jones platform
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A 529 account held on an Edward Jones platform
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An account with an active systematic investment plan or LOI
Exchanging Share Classes
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At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares of the same fund.
2. The following information replaces in its entirety the information regarding Merrill Lynch under the heading “Shareholder Account Information – Initial Sales Charges (Class A Shares Only) – Class A Shares Sold Without an Initial Sales Charge –Financial Intermediary-Specific Arrangements” in the prospectus for each Fund:
Merrill Lynch (“Merrill”)
Purchases or sales of front-end (i.e. Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this prospectus or SAI. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.
It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.
Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement") and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.
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Front-end Load Waivers Available at Merrill
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Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
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Shares purchased through a Merrill investment advisory program.
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Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account.
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Shares purchased through the Merrill Edge Self-Directed platform.
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Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account.
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Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement.
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Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement).
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Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund’s officers or trustees).
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Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement.
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Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill
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Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3)).
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Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement.
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Shares sold due to return of excess contributions from an IRA account.
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Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation.
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Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund.
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Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent
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Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement.
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Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household.
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Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement.
3. The following information replaces in its entirety the information regarding Stifel, Nicolaus & Company under the heading “Shareholder Account Information – Initial Sales Charges (Class A Shares Only) – Class A Shares Sold Without an Initial Sales Charge –Financial Intermediary-Specific Arrangements” in the prospectus for each Fund:
Stifel, Nicolaus & Company, Incorporated and its broker dealer affiliates (“Stifel”)
Effective December 15, 2023, shareholders purchasing or holding fund shares, including existing fund shareholders, through a Stifel, Nicolaus & Company, Incorporated or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end, (“CDSC”) sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.
CLASS A SHARES
As described elsewhere in this prospectus, Stifel may receive compensation out of the front-end sales charge if you purchase Class A shares through Stifel.
Rights of accumulation
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Rights of accumulation (“ROA”) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of all assets in all classes of shares of Invesco funds held by accounts within the purchaser’s household at Stifel. Eligible fund family assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.
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The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
Front-end sales charge waivers on Class A shares available at Stifel
Sales charges may be waived for the following shareholders and in the following situations:
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Class C shares that have been held for more than seven (7) years may be converted to Class A or other Front-end share class(es) shares of the same fund pursuant to Stifel's policies and procedures. To the extent that this prospectus elsewhere provides for a waiver with respect to the exchange or conversion of such shares following a shorter holding period, those provisions shall continue to apply.
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Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel.
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Shares purchased in an Stifel fee-based advisory program, often referred to as a “wrap” program.
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Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other fund within the fund family.
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Shares purchased from the proceeds of redeemed shares of the same fund family so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase. For the absence of doubt, shares redeemed through a Systematic Withdrawal Plan are not eligible for rights of reinstatement.
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Shares from rollovers into Stifel from retirement plans to IRAs.
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Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
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Purchases of Class 529-A shares through a rollover from another 529 plan.
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Purchases of Class 529-A shares made for reinvestment of refunded amounts.
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Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
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All other sales charge waivers and reductions described elsewhere in the fund’s prospectus or SAI still apply.
Contingent Deferred Sales Charges Waivers on Class A and C Shares
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Death or disability of the shareholder or, in the case of 529 plans, the account beneficiary.
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Shares sold as part of a systematic withdrawal plan not to exceed 12% annually.
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Return of excess contributions from an IRA Account.
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Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
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Shares acquired through a right of reinstatement.
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Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.
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Shares exchanged or sold in a Stifel fee-based program.
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All other sales charge waivers and reductions described elsewhere in the fund’s prospectus or SAI still apply.
Share Class Conversions in Advisory Accounts
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Stifel continually looks to provide our clients with the lowest cost share class available based on account type. Stifel reserves the right to convert shares to the lowest cost share class available at Stifel upon transfer of shares into an advisory program.
4. The following information is added as the twelfth bullet under the heading “Shareholder Account Information – Initial Sales Charges (Class A Shares Only) –Class A Shares Sold Without an Initial Sales Charge” in the prospectus for each Fund:
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Certain participants in Employer-Sponsored IRA Plans utilizing Invesco Trust Company custodial accounts who were offered Class A shares without an initial sales charge prior to December 15, 2023, and who continue to purchase Class A shares.
5. The following information replaces in its entirety the information appearing under the heading “Shareholder Account Information – Initial Sales Charges (Class A Shares Only) –Qualifying for Reduced Sales Charges and Sales Charge Exceptions” in the prospectus for each Fund:
In all instances, it is the purchaser’s responsibility to notify Invesco Distributors or its designee of any relationship or other facts qualifying the purchaser as eligible for reduced sales charges and/or sales charge exceptions and to provide all necessary documentation of such facts in order to qualify for reduced sales charges or sales charge exceptions. For additional information on linking accounts to qualify for ROA or LOI, please see the Funds’ SAI.
The following types of accounts qualify for reduced sales charges or sales charge exceptions under ROAs and LOIs:
1. an individual account owner;
2. immediate family of the individual account owner (which includes the individual’s spouse or domestic partner; the individual’s children, step-children or grandchildren; the spouse or domestic partner of the individual’s children, step-children or grandchildren; the individual’s parents and step-parents; the parents or step-parents of the individual’s spouse or domestic partner; the individual’s grandparents; and the individual’s siblings);
3. a Retirement and Benefit Plan so long as the plan is established exclusively for the benefit of an individual account owner;
4. a Coverdell Education Savings Account (Coverdell ESA), maintained pursuant to Section 530 of the Code (in either case, the account must be established by an individual account owner or have an individual account owner named as the beneficiary thereof); and
5. certain participants utilizing an Invesco 403(b)(7) Custodial Account who were granted ROA at the plan level (as described below) prior to December 15, 2023, and who continue to purchase Class A shares.
Alternatively, an Employer Sponsored Retirement and Benefit Plan (but not including plans utilizing the Invesco 403(b)(7) Custodial Account program, or the individual custodial accounts thereunder) or Employer Sponsored IRA may be eligible to purchase shares pursuant to a ROA at the plan level, and receive a reduced applicable initial sales charge for a new purchase based on the total value of the current purchase and the value of other shares owned by the plan’s participants if:
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a) the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal (the Invesco Funds will not accept separate contributions submitted with respect to individual participants);
b) each transmittal is accompanied by checks or wire transfers; and
c) the Invesco Funds are expected to carry separate accounts in the names of each of the plan participants and each new participant account is established by submitting an appropriate Account Application on behalf of each new participant with the contribution transmittal.
The Fund’s transfer agent may link new participant accounts in Employer Sponsored Retirement and Benefit Plans (but not including plans utilizing the Invesco 403(b)(7) Custodial Account program, or the individual custodial accounts thereunder) and Employer Sponsored IRAs at the plan level for ROA for the purpose of qualifying those participants for lower initial sales charge rates.
Participant accounts in a retirement plan that are eligible to purchase shares pursuant to a ROA at the plan level may not also be considered eligible to do so for the benefit of an individual account owner.
Purchases of Class A shares of Invesco Conservative Income Fund, Invesco Government Money Market Fund and Invesco Short Term Municipal Fund, Class AX shares or Invesco Cash Reserve Shares of Invesco Government Money Market Fund and Invesco U.S. Government Money Portfolio, as applicable, or Investor Class shares of any Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to ROAs or LOIs.
6. The following information replaces in its entirety the information appearing under the heading “Shareholder Account Information – Redeeming Shares* –Liquidity Fees and Redemption Gates” in the prospectus for each Fund:
Liquidity Fees
For Invesco Premier Portfolio, the Board, in its discretion, may impose liquidity fees of up to 2% of the value of the shares redeemed, if such fee is determined to be in the best interest of the Fund. The Board may delegate liquidity fee determinations to the Adviser or its officers, subject to written guidelines.
Liquidity fees are most likely to be imposed, if at all, during times of extraordinary market stress. In the event that a liquidity fee is imposed, the Board expects that for the duration of its implementation and the day after which such fee is terminated, the Fund would strike only one net asset value per day, at the Fund’s last scheduled net asset value calculation time.
The imposition and termination of a liquidity fee will be available on the Fund’s website. In addition, a Fund will communicate such action through a supplement to its registration statement and may further communicate such action through a press release or by other means. If a liquidity fee is applied by the Board, it will be charged on all redemption orders submitted after the effective time of the imposition of the fee by the Board. Liquidity fees would reduce the amount you receive upon redemption of your shares.
Liquidity fees will generally be used to assist a Fund to help preserve its market–based NAV per share. It is possible that a liquidity fee will be returned to shareholders in the form of a distribution. The Board may, in its discretion, terminate a liquidity fee at any time if it believes such action to be in the best interest of a Fund. When a fee is in place, the Fund may elect not to permit the purchase of shares or to subject the purchase of shares to certain conditions, which may include affirmation of the purchaser’s knowledge that a fee is in effect. When a fee is in place, shareholders will not be permitted to exchange into or out of a Fund.
There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by a Fund, and such tax treatment may be the subject to future IRS guidance. If a Fund receives liquidity fees, it will consider the appropriate tax treatment of such fees to the Fund at such time.
Financial intermediaries are required to promptly take the steps requested by the Funds or their designees to impose or help to implement a liquidity fee as requested from time to time, including the rejection of orders due to the imposition of a fee or the prompt re-confirmation of orders following a notification regarding the implementation of a fee. If a liquidity fee is imposed, these steps are expected to include the submission of separate, rather than combined, purchase and redemption orders from the time of the effectiveness of the liquidity fee and the submission of such order information to the Fund or its designee prior to the next calculation of a Fund’s net asset value. Unless otherwise agreed to between a Fund and financial intermediary, the Fund will withhold liquidity fees on behalf of financial intermediaries. With regard to such orders, a redemption request that a Fund determines in its sole discretion has been received in good order by the Fund or its designated agent prior to the imposition of a liquidity fee may be paid by the Fund without the deduction of a liquidity fee. If a liquidity fee is imposed during the day, an intermediary who receives both purchase and redemption orders from a single account holder is not required to net the purchase and redemption orders. However, the intermediary is permitted to apply the liquidity fee to the net amount of redemptions (even if the purchase order was received prior to the time the liquidity fee was imposed).
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Where a Financial Intermediary serves as a Fund’s agent for the purpose of receiving orders, trades that are not transmitted to the Fund by the Financial Intermediary before the time required by the Fund or the transfer agent may, in the Fund’s discretion, be processed on an as-of basis, and any cost or loss to the Fund or transfer agent or their affiliates, from such transactions shall be borne exclusively by the Financial Intermediary.
7. The following information replaces in its entirety the last sentence in the section under the heading “Shareholder Account Information – Redeeming Shares* – Check Writing” in the prospectus for each Fund:
Until December 31, 2023, a check writing redemption request which is verifiably submitted to a Fund’s agent before a liquidity fee is imposed will be considered a valid redemption and will be processed normally.
8. The following information replaces in its entirety the second bullet appearing under the heading “Shareholder Account Information – Taxes (applicable to all Funds except for the Invesco SteelPath Funds and Invesco Master Loan Fund) – Money Market Funds” in the prospectus for each Fund:
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If a Fund expects to maintain a stable net asset value of $1.00 per share, investors should not have any gain or loss on sale or exchange of Fund shares (unless the investor incurs a liquidity fee on such sale or exchange). See “Liquidity Fees.”
Statement of Additional Information:
1. The following information is added as a new fifth paragraph in the section under the heading “PURCHASE, REDEMPTION, EXCHANGE AND PRICING OF SHARES – Rights of Accumulation” in the SAI for each Fund:
Certain participants utilizing an Invesco 403(b)(7) Custodial Account who were granted ROA at the plan level prior to December 15, 2023, are also eligible to receive a reduced applicable initial sales charge pursuant to that plan-level ROA arrangement.
2. The following information is added as a new bullet at the end of the section under the heading “PURCHASE, REDEMPTION, EXCHANGE AND PRICING OF SHARES – Class A Shares Sold Without an Initial Sales Charge” in the SAI for each Fund:
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Certain participants in Employer-Sponsored IRA Plans utilizing Invesco Trust Company custodial accounts who were offered Class A shares without an initial sales charge prior to December 15, 2023, who purchased additional Class A shares.
3. The following information replaces in its entirety the fifth and sixth paragraphs in the section under the heading “PURCHASE, REDEMPTION, EXCHANGE AND PRICING OF SHARES – Redemptions - General” in the SAI for each Fund:
With regard to Money Market Funds that do not qualify as Government Money Market Funds, the Board, in its discretion, may impose liquidity fees of up to 2% of the value of the shares redeemed, if such fee is determined to be in the best interest of the Fund. The Board may delegate liquidity fee determinations to the Adviser. For Funds that do not qualify as Government Money Market Funds, when a fee is in place, shareholders will not be permitted to exchange into or out of a Fund.
The Board may, in its discretion, terminate a liquidity fee at any time if it believes such action to be in the best interest of the Fund and its shareholders. When a fee is in place, the Fund may elect not to permit the purchase of shares or to subject the purchase of shares to certain conditions, which may include affirmation of the purchaser’s knowledge that a fee is in effect.
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